UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 29, 2016

BRT REALTY TRUST
(Exact name of Registrant as specified in charter)

Massachusetts	001-07172	13-2755856
(State or other jurisdiction of incorporation)	(Commission file No.)	(IRS Employer I.D. No.)

60 Cutter Mill Road, Suite 303, Great Neck, New York 11021
(Address of principal executive offices) (Zip code)

Registrant's telephone number, including area code 516-466-3100

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR
240.14d-2(b))

Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR
240.13e-4(c))

Explanatory Note

On March 8, 2016, we filed a Current Report on Form 8-K (the "Report") reporting our acquisition of a 392 unit multi-family property located at 4740 Highway 51 N, Southhaven, MS (“Civic Center I”). We are filing this amendment to the Report to include under (i) Item 9.01(a), the audited statement of revenues and certain expenses of Civic Center I, for the year ended December 31, 2015 and (ii) Item 9.01(b), our unaudited pro forma financial statements reflecting the acquisition of Civic Center I.

Civic Center I was purchased on February 29, 2016 for $35 million, including $28 million of mortgage debt obtained in connection with the acquisition. The mortgage bears interest at a rate of 4.24%, matures in 2026, is interest only for the first 60 months and thereafter amortizes over a 30-year period. We contributed $5.9 million to this venture for our 60% interest.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statement of Business Acquired-Civic Center I		Page
	(i) Independent Auditor’s Report		2
	(ii) Statement of Revenues and Certain Expenses for the year ended December 31, 2015		3
	(iv) Notes to Statements of Revenues and Certain Expenses		4
(b)	Unaudited Pro Forma Consolidated Financial Statements		5
	(i) Pro Forma Consolidated Balance Sheet at September 30, 2015		6
	(ii) Pro Forma Consolidated Statements of Income:
	For the year ended September 30, 2015		7
	For the three months ended December 31, 2015		8
	(iii) Notes to Pro Forma Consolidated Financial Statements		9
(c)	Exhibits

	Exhibit No.	Title of Exhibit
	23.1	Consent of BDO USA, LLP dated March 18, 2016

Independent Auditor’s Report

Shareholders and Board of Trustees
BRT Realty Trust
Great Neck, New York

We have audited the accompanying statement of revenues and certain expenses of the property located at 4740 Highway 51 N, Southhaven, MS ("Civic Center I") for the year ended December 31, 2015.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of the statement of revenues and certain expenses in accordance with accounting principles generally accepted in the United States of America; this includes the design, implementation, and maintenance of internal control relevant to the preparation and fair presentation of the statement of revenues and certain expenses that is free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the statement of revenues and certain expenses based on our audit. We conducted our audit in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the statement of revenues and certain expenses is free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the statement of revenues and certain expenses. The procedures selected depend on the auditor’s judgment, including the assessment of the risks of material misstatement of the statement of revenues and certain expenses, whether due to fraud or error. In making those risk assessments, the auditor considers internal controls relevant to Civic Center I's preparation and fair presentation of the statement of revenues and certain expenses in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the entity’s internal controls. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the revenues and certain expenses.

We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion

In our opinion, the statement of revenues and certain expenses referred to above presents fairly, in all material respects, the statement of revenues and certain expenses of Civic Center I for the year ended December 31, 2015, in accordance with accounting principles generally accepted in the United States of America.

Emphasis of Matter

The accompanying statements of revenues and certain expenses was prepared for the purpose of complying with rules and regulations of the U.S. Securities and Exchange Commission and for inclusion in a Current Report on Form 8-K of BRT Realty Trust as described in Note 2 to the statement of revenues and certain expenses and is not intended to be a complete presentation of Civic Center I's revenues and expenses.

/s/ BDO USA, LLP
New York, New York
March 18, 2016

Civic Center I
Statement of Revenues and Certain Expenses

Year Ended December 31, 2015

Revenues:
Rental Income	$3,581,000
Other Income	254,000
Rental and other income	3,835,000

Certain Expenses:
Real estate taxes	427,000
Management fees	153,000
Utilities	129,000
Payroll	295,000
Insurance	69,000
Repairs and maintenance	285,000
Total certain expenses	1,358,000

Revenues in excess of certain expenses	$2,477,000

See Independent Auditor’s Report and accompanying notes to the Statements of Revenues and Certain Expenses.

Civic Center
Notes to Statements of Revenues and Certain Expenses

1. Organization

The property, located at 4740 Highway 51 N, Southhaven, MS (“Civic Center I” or the "Property"), is a multi-family complex containing 392 units.

BRT Realty Trust (“BRT” or the “Trust”) is a business trust organized in Massachusetts. BRT owns, operates and develops multi‑family properties, commercial and mixed use real estate assets.
On February 29, 2016, a consolidated joint venture comprised of an indirect wholly-owned subsidiary of the Trust and an unaffiliated joint venture partner acquired the Property for $35 million, including $28 million of mortgage debt obtained in connection with the acquisition.

2. Basis of Presentation and Significant Accounting Policies

Basis of Presentation

The accompanying statement of revenues and certain expenses of the Property has been prepared in accordance with Rule 3-14 of Regulation S-X of the U.S. Securities and Exchange Commission for inclusion in the Trust’s Current Report on Form 8-K. Accordingly, the statements of revenues and certain expenses excludes certain expenses that may not be comparable to those expected to be incurred in the future operations of the aforementioned property. Items excluded consist of interest expense, depreciation, amortization, corporate expenses, and other costs not directly related to future operations.

Significant Accounting Policies

Use of Estimates

The preparation of the statements of revenues and certain expenses in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the amounts reported in the statements of revenues and certain expenses. Actual results could differ from those estimates.

Revenue Recognition

Rental revenue is recognized on an accrual basis when earned and due from tenants. Leases are generally for a one-year term and have no renewal options.

Income Taxes

The entity that owns the Property was organized as a limited liability company and is not directly subject to federal or state income taxes.

3. Subsequent Events

Subsequent events were evaluated from December 31, 2015 through March 18, 2016, the date on which the statements of revenues and certain expenses were available to be issued.

BRT REALTY TRUST AND SUBSIDIARIES
Pro Forma Consolidated Financial Statements
(Unaudited)

Acquisitions

On February 29, 2016, TRB Civic Center I, an indirect wholly owned subsidiary of BRT Realty Trust ("BRT" or the “Trust”) and an unaffiliated joint venture partner, acquired a 392 unit multi-family property located at 4740 Highway 51 N, Southhaven, MS (“Civic Center I”) for $35 million, including $28 million of mortgage debt obtained in connection with the acquisition.

On February 1, 2016, TRB River Place LLC, an indirect wholly owned subsidiary of BRT Realty Trust and an unaffiliated joint venture partner, acquired a 240 unit multi-family property located at 4501 Sheraton Drive, Macon, GA (“River Place”) for $14.5 million, including $11.2 million of mortgage debt obtained in connection with the acquisition.

On January 22, 2016, TRB Cinco Ranch LLC, an indirect wholly owned subsidiary of the Trust and an unaffiliated joint venture partner, acquired a multi-family property located at 3306 S. Fry Road, Katy, TX ("Retreat at Cinco Ranch") containing 268 units for $40.3 million, including $30.8 million of mortgage debt.

The acquisitions of River Place and Retreat at Cinco Ranch are referred to collectively as the "Previously Reported Acquisitions".

Dispositions

On February 23, 2016, TRB Newark Assemblage, LLC and TRB Newark TRS, LLC, wholly owned subsidiaries of the Trust, sold (the "Disposition") their equity interest in the Newark Joint Venture for $16.9 million.

Presentation

The unaudited pro forma consolidated balance sheet is presented as if the acquisitions had been completed on December 31, 2015. The unaudited pro forma consolidated statement of income for the year ended September 30, 2015 is presented as if the acquisitions had been completed on October 1, 2014. The unaudited pro forma consolidated statement of income for the three months ended ended December 31, 2015, is presented as if the acquisitions had been completed on October 1, 2015.

These unaudited pro forma consolidated financial statements are presented for informational purposes only and should be read in conjunction with the Trust’s Annual Report on Form 10-K for the year ended September 30, 2015.

The unaudited pro forma consolidated financial statements are based on assumptions and estimates considered appropriate by the Trust’s management; however, such statements do not purport to represent what the Trust’s financial position and results of operations would have been assuming the completion of the acquisition on October 1, 2014 and October 1, 2015, nor do they purport to project the Trust’s financial position and results of operations at any future date or for any future period.

In the opinion of the Trust’s management, all adjustments necessary to reflect the effects of the transactions described above have been included in the pro forma consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED BALANCE SHEET
At December 31, 2015
(Amounts in thousands, except per share data)

	The Trust Historical	Previously Reported Acquisitions	Previously Reported Dispositions	Purchase of Civic Center I	The Trust Pro Forma as Adjusted
ASSETS
Real estate properties, net of accumulated depreciation of $46,301	$769,320	$54,775	$(147,688)	$35,000	$711,407

Cash and cash equivalents	21,379	(10,787)	14,036	(5,502)	19,126
Restricted cash - Newark	15,229	—	(15,229)	—	—
Restricted cash - multi-family	5,919	—	—	1,716	7,635
Real estate loan	—	—	19,500	—	19,500
Deferred costs, net	15,581	482	(9,808)	193	6,448
Deposits and escrows	14,484	619	(63)	402	15,442
Other assets	14,701	152	(8,756)	17	6,114
Real estate property held-for-sale	23,869	—	—	—	23,869
Total Assets	$880,482	$45,241	$(148,008)	$31,826	$809,541

LIABILITIES AND EQUITY
Liabilities:
Mortgages payable	$596,204	$41,950	$(113,585)	$28,000	$552,569
Junior subordinated notes	37,400	—	—	—	37,400
Other borrowings - including $8,000 to related party	14,001	—	(6,001)	—	8,000
Accounts payable and accrued liabilities	21,019	65	(7,196)	87	13,975
Deferred income	33,736	—	(33,736)	—	—
Mortgage payable held-for-sale	19,248	—	—	—	19,248
Total Liabilities	721,608	42,015	(160,518)	28,087	631,192

Commitments and contingencies	—	—	—	—	—

Equity:
BRT Realty Trust shareholders' equity:
Preferred shares, $1 par value:
authorized 10,000 shares, none issued	—	—	—	—	—
Shares of beneficial interest, $3 par value:
authorized number of shares, unlimited, 13,428 issued	40,285	—	—	—	40,285
Additional paid-in capital	162,072	—	—	—	162,072
Accumulated other comprehensive loss	(38)	—	—	—	(38)
Accumulated deficit	(81,448)	—	15,000	—	(66,448)
Total BRT Realty Trust shareholders' equity	120,871	—	15,000	—	135,871
Non-controlling interests	38,003	3,226	(2,490)	3,739	42,478
Total Equity	158,874	3,226	12,510	3,739	178,349
Total Liabilities and Equity	$880,482	$45,241	$(148,008)	$31,826	$809,541

See accompanying notes to the unaudited pro forma consolidated financial statements

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Year Ended September 30, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions		Previously Reported Disposition	Purchase of Civic Center I		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$81,358	$5,853		$(4,335)	$3,858		$86,734
Other income	1,139	—		635	—		1,774
Total revenues	82,497	5,853		(3,700)	3,858		88,508
Expenses:
Real estate operating expenses - including $1,233 to related parties	43,219	2,776		(4,610)	1,551		42,936
Interest expense	24,177	1,957	(a)	(4,880)	1,240	(a)	22,494
Advisor's fees, related party	2,448	—		(296)	—		2,152
Property acquisition costs - including $1,293 to related parties	1,885	—		—	—		1,885
General and administrative-including $171 to related party	6,683	—		—	—		6,683
Depreciation	20,695	1,644	(b)	(2,241)	1,050	(b)	21,148
Total expenses	99,107	6,377		(12,027)	3,841		97,298
Total revenues less total expenses	(16,610)	(524)		8,327	17		(8,790)
Gain on sale of real estate assets	15,005	—		—	—		15,005
Net (loss) income	(1,605)	(524)		8,327	17		6,215
Plus: net loss (income) attributable to non-controlling interests	(783)	105		(4,186)	(7)		(4,871)
Net (loss) income attributable to common shareholders	$(2,388)	$(419)		$4,141	$10		$1,344

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted (loss) earnings per share	$(0.17)	$(0.03)		$0.29	$—		$0.09

Weighted average number of common shares outstanding:
Basic and diluted	14,133,352	14,133,352		14,133,352	14,133,352		14,133,352

See accompanying notes to the pro forma unaudited consolidated financial statements.

BRT REALTY TRUST AND SUBSIDIARIES
PRO FORMA - UNAUDITED CONSOLIDATED STATEMENT OF INCOME
For The Three Months Ended December 31, 2015
(Dollars in thousands, except share data)

	The Trust Historical	Previously Reported Acquisitions		Previously Reported Disposition	Purchase of Civic Center I		The Trust Pro Forma as Adjusted
Revenues:
Rental and other revenue from real estate properties	$22,935	$1,464		$(1,537)	$965		$23,827
Other income	277	—		52			329
Total revenues	23,212	1,464		(1,485)	965		24,156
Expenses:
Real estate operating expenses - including $433 to related parties	11,506	694		(1,333)	388		11,255
Interest expense - including $24 to related party	6,928	488	(a)	(1,397)	306	(a)	6,325
Advisor's fees, related party	693	—		(85)	—		608
Property acquisition costs	57	—		—	—		57
General and administrative-including $26 to related party	1,749	—		—	—		1,749
Depreciation	5,661	411	(b)	(677)	263	(b)	5,658
Total expenses	26,594	1,593		(3,492)	957		25,652
Total revenues less total expenses	(3,382)	(129)		2,007	8		(1,496)
Gain on sale of real estate assets	609	—			—		609
Net (loss) income	(2,773)	(129)		2,007	8		(887)
Plus: net loss (income) attributable to non-controlling interests	739	26		(959)	(3)		(197)
Net loss (income) attributable to common shareholders	$(2,034)	$(103)		$1,048	$5		$(1,084)

Basic and diluted per share amounts attributable to common shareholders:
Basic and diluted (loss) income per share	$(0.14)	$(0.01)		$0.07	$—		$(0.08)

Weighted average number of common shares outstanding:
Basic and diluted	14,101,056	14,101,056		14,101,056	14,101,056		14,101,056

BRT REALTY TRUST AND SUBSIDIARIES
Notes to Pro Forma Unaudited Consolidated Financial Statements
(Unaudited)

Basis of Pro Forma Presentation

1.
The historical consolidated financial statements of the Trust include the accounts of the Trust and consolidated subsidiaries in which the Trust is presumed to have control in accordance with the consolidation guidance of the Financial Accounting Standards Board Accounting Standards Codification (“ASC”). Investments in entities for which the Trust has the ability to exercise significant influence but does not have financial or operating control, are accounted for under the equity method of accounting. Accordingly, the Trust’s share of the net earnings (or losses) of entities accounted for under the equity method are included in consolidated net income (loss) under the caption “Other Income”. Investments in entities for which the Trust does not have the ability to exercise any influence are accounted for under the cost method of accounting.

2.
Notes to the pro forma unaudited consolidated balance sheet and statements of income for Civic Center I and other previously reported acquisitions and a previously reported disposition for the year ended September 30, 2015.

a)
To reflect the interest expense resulting from the mortgages securing Civic Center I, and the previously reported acquisitions (Cinco Ranch and River Place ) which expense is calculated an interest rate of 4.24%, 4.44% and 4.39%, respectively, and includes amortization of loan related fees.

b)	To reflect depreciation expense on the estimated useful life of the properties of 30 years.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BRT REALTY TRUST

By: /s/ George Zweier
George Zweier
March 18, 2016	Vice President and
Great Neck, NY	Chief Financial Officer